UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2015 (July 23, 2015)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K, on July 16, 2015, Genesis Energy, L.P. (“Genesis”), Genesis Energy Finance Corporation (together with Genesis, the “Issuers”) and certain subsidiary guarantors entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of a group of underwriters named in the Underwriting Agreement, pursuant to which the Issuers agreed to sell $750 million in aggregate principal amount of 6.75% senior unsecured notes due 2022 (the “Notes”), guaranteed by certain subsidiary guarantors of Genesis (the “Guarantees” and, together with the Notes, the “Securities”). The offering closed on July 23, 2015.

The terms of the notes are governed by an Indenture (the “Base Indenture”) among the Issuers, the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee (the “Trustee”), dated as of May 21, 2015, as supplemented by the Fourth Supplemental Indenture thereto (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated as of July 23, 2015, among the Issuers, the subsidiary guarantors party thereto, and the Trustee. The Notes are senior unsecured obligations of the Issuers and rank equal in right of payment with all of Genesis’ other existing and future senior unsecured indebtedness, including $350 million aggregate principal amount of the Issuers’ 5.750% senior notes due 2021, $400 million aggregate principal amount of the Issuers’ 6.000% senior notes due 2023 and $350 million aggregate principal amount of the Issuers’ 5.625% senior notes due 2024. The Guarantees are senior unsecured obligations of the subsidiary guarantors and rank equal in right of payment with the existing and future senior unsecured indebtedness of the subsidiary guarantors. Interest on the Notes will accrue at a rate of 6.75% per year and is payable on February 1 and August 1 of each year, beginning on February 1, 2016. The Notes will mature on August 1, 2022. The terms of the Notes are further described in the Prospectus Supplement dated July 16, 2015, relating to the Securities, filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

This summary of the Base Indenture and the Supplemental Indenture is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture, including the form of the Notes, copies of which are incorporated by reference as Exhibit 4.1 and filed as Exhibit 4.1 to this Current Report on Form 8-K, respectively, and are incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 24, 2015, Genesis completed its acquisition of the offshore pipelines and services business of Enterprise Products Operating LLC (“EPO”) and its affiliates (the “Enterprise Offshore Business Acquisition”). The purchase price is approximately $1.5 billion. The acquired assets include approximately 2,350 miles of offshore crude oil and natural gas pipelines and six offshore hub platforms, including a 36% interest in the Poseidon Oil Pipeline System, a 50% interest in the Southeast Keathley Canyon Oil Pipeline System, and a 50% interest in the Cameron Highway Oil Pipeline System.

The acquisition was completed pursuant to a purchase and sale agreement between Genesis and EPO, dated as of July 16, 2015 (the “Purchase Agreement”), a copy of which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

The Purchase Agreement contains representations, warranties and other provisions that were made only for purposes of the Purchase Agreement and as of specific dates and were solely for the benefit of the other party thereto. The Purchase Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about Genesis or EPO and their respective subsidiaries or the assets to be acquired from EPO and its affiliates. The representations and warranties made by Genesis and EPO in the Purchase Agreement may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in a Current Report on Form 8-K, on July 17, 2015, Genesis entered into a Second Amendment to the Fourth Amended and Restated Credit Agreement and Joinder Agreement among Genesis, as borrower, Wells Fargo Bank, National Association, as administrative agent and issuing bank, Bank of America, N.A. and Bank of Montreal, as co-syndication agents, U.S. Bank National Association, as documentation agent, and the lenders party thereto that, among other things, provided for an increase in the committed amount under Genesis’ revolving credit facility from $1.0 billion to $1.5 billion effective upon the closing of the Enterprise Offshore Business Acquisition, subject to the satisfaction of certain conditions precedent. On July 24, 2015, all of the conditions precedent were satisfied in connection with the closing of the Enterprise Offshore Business Acquisition and the aggregate committed amount under Genesis’ revolving credit facility increased to $1.5 billion. Genesis also has the ability to increase the committed amount under the revolving credit facility by up to an additional $500 million for an aggregate committed amount of up to $2.0 billion, subject to lender consent and other customary conditions.

Item 7.01.	Regulation FD.

On July 24, 2015, Genesis issued a press release announcing the closing of the Enterprise Offshore Business Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited combined financial statements of the Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating LLC as of March 31, 2015 and for the quarters ended March 31, 2015 and 2014 and the notes thereto and the audited combined financial statements of the Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating LLC as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto, together with the report of Deloitte & Touche LLP, independent auditors, with respect thereto, were previously filed as Exhibit 99.4 to Genesis’ Current Report on Form 8-K filed with the SEC on July 16, 2015 and are incorporated into this Item 9.01 by reference.

The audited financial statements of Cameron Highway Oil Pipeline Company as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto, together with the report of Deloitte & Touche LLP, independent auditors, with respect thereto, were previously filed as Exhibit 99.5 to Genesis’ Current Report on Form 8-K filed with the SEC on July 16, 2015 and are incorporated into this Item 9.01 by reference.

The audited financial statements of Poseidon Oil Pipeline Company, L.L.C. as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto, together with the report of Deloitte & Touche LLP, independent auditors, with respect thereto, were previously filed as Exhibit 99.6 to Genesis’ Current Report on Form 8-K filed with the SEC on July 16, 2015 and are incorporated into this Item 9.01 by reference.

The audited financial statements of Southeast Keathley Canyon Pipeline Company, L.L.C. as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto, together with the report of Deloitte and Touche LLP, independent auditors, with respect thereto, were previously filed as Exhibit 99.7 to Genesis’ Current Report on Form 8-K filed with the SEC on July 16, 2015 and are incorporated into this Item 9.01 by reference.

(b) Pro Forma Financial Information

Genesis will file the financial information required by Item 9.01(b) of Current Report on Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

2.1#	Purchase and Sale Agreement, dated July 16, 2015, by and between Genesis Energy, L.P. and Enterprise Products Operating, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A filed on July 16, 2015, File No. 001-12295).

4.1	Indenture, dated as of May 21, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K filed on May 21, 2015, File No. 001-12295).

4.2	Fourth Supplemental Indenture, dated as of July 23, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee to the Indenture dated as of May 21, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee.

99.1	Press release of Genesis Energy, L.P. dated July 24, 2015.

99.2	Unaudited combined financial statements of the Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating LLC as of March 31, 2015 and for the quarters ended March 31, 2015 and 2014 and the notes thereto and the audited combined financial statements of the Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating LLC as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.4 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.3	Audited financial statements of Cameron Highway Oil Pipeline Company as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.5 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.4	Audited financial statements of Poseidon Oil Pipeline Company, L.L.C. as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.6 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.5	Audited financial statements of Southeast Keathley Canyon Pipeline Company, L.L.C. as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.7 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

#	Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included in the index of the Purchase Agreement. Genesis agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)
	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: July 28, 2015	By:	/s/ Robert V. Deere
Robert V. Deere Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1#	Purchase and Sale Agreement, dated July 16, 2015, by and between Genesis Energy, L.P. and Enterprise Products Operating, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A filed on July 16, 2015, File No. 001-12295).

4.1	Indenture, dated as of May 21, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K filed on May 21, 2015, File No. 001-12295).

4.2	Fourth Supplemental Indenture, dated as of July 23, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee to the Indenture dated as of May 21, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee.

99.1	Press release of Genesis Energy, L.P. dated July 24, 2015.

99.2	Unaudited combined financial statements of the Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating LLC as of March 31, 2015 and for the quarters ended March 31, 2015 and 2014 and the notes thereto and the audited combined financial statements of the Offshore Gulf of Mexico Energy Services Business of Enterprise Products Operating LLC as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.4 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.3	Audited financial statements of Cameron Highway Oil Pipeline Company as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.5 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.4	Audited financial statements of Poseidon Oil Pipeline Company, L.L.C. as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.6 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

99.5	Audited financial statements of Southeast Keathley Canyon Pipeline Company, L.L.C. as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013, and 2012 and the notes thereto (incorporated by reference from Exhibit 99.7 to the Current Report on Form 8-K filed on July 16, 2015, File No. 001-12295).

#	Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included in the index of the Purchase Agreement. Genesis agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the SEC upon request.